Restricted cash	12 Months Ended
Dec. 31, 2021
Restricted cash

9	Restricted cash

	December 31, 2021	December 31, 2020

Agreement with the São Paulo municipal government (i)	21,464	29,599
Brazilian Federal Savings Bank – escrow deposits (ii)	740	272
Other	6,263	5,871
	28,467	35,742

(i)	Refers to the amount deducted from the transfer 7.5% of the revenue earned in the municipality to the Municipal Fund for Environmental Sanitation and Infrastructure, corresponding to eventual amounts unpaid by direct management bodies, foundations and government agencies, as established in the agreement entered into with the municipal government of São Paulo; and

(ii)	Refers to the savings account intended to receive escrow deposits from lawsuits with final and unappealable decisions in favor of the Company, which are blocked under the contractual clause.